UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-02349
Morgan Stanley Income Securities Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York (Address of principal executive offices)	10036 (Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: September 30, 2009
Date of reporting period: September 30, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Income Securities Inc. performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Fund Report

For the year ended September 30, 2009

Market Conditions

While virtually all spread (i.e., non-government) sectors of the fixed income market were under a great deal of pressure 12 months ago, all have since begun to recover, with prices moving toward their long-term averages. The recovery began in March when certain economic indicators stabilized or improved, suggesting that perhaps the contraction in economic growth was slowing. Credit conditions also became more favorable, thanks to the various initiatives of the Federal Reserve and the government to inject liquidity into the financial system. In the months that followed, positive news on the corporate, banking and economic fronts helped bolster investor confidence, sustaining the market’s rally throughout the end of September.

U.S. Treasury yields began to rise in 2009, a reversal from the last quarter of 2008 when extreme risk aversion led to a flight to quality that pushed yields markedly lower. As a result, Treasury performance has lagged other sectors of the fixed income market year-to-date.

Within the corporate sector, both investment-grade and high-yield credit spreads have narrowed substantially, but the low interest rate environment and renewed investor risk appetite has helped the high-yield segment to outperform so far this year. Financials, the sector hardest hit by the downturn in 2008, have rebounded strongly and, in recent months, have outpaced both industrials and utilities.

Performance Analysis

For the 12-month period ended September 30, 2009, the net asset value (NAV) of Morgan Stanley Income Securities Inc. (ICB) increased from $14.77 to $17.20 per share. Based on this change plus reinvestment of dividends totaling $0.88102 per share, the Fund’s total NAV return was 23.90 percent. ICB’s value on the New York Stock Exchange (NYSE) moved from $12.27 to $16.39 per share during the same period. Based on this change plus reinvestment of dividends, the Fund’s total market return was 42.12 percent. ICB’s NYSE market price was at a 4.71 percent discount to its NAV. During the fiscal period, the Fund purchased and retired 148,900 shares of common stock at a weighted average market discount of 10.44 percent. Past performance is no guarantee of future results.

The October monthly dividend increased to $0.08 per share. The dividend reflects the current level of the Fund’s net investment income. ICB’s level of undistributed net investment income was $0.03 per share on September 30, 2009 versus $0.02 per share 12 months earlier.

The primary contributors to the Fund’s performance for the 12-month reporting period were holdings in the banking, food and beverage, insurance and media sectors as significant spread tightening in these sectors led to their strong performance.

The portfolio’s yield-curve positioning also benefited performance. During the period, we employed tactical strategies involving interest rate swaps that were designed to take advantage of short-term rate movements across the yield curve.

The Fund’s higher credit quality profile, however, was disadvantageous. Over the course of the period, the portfolio maintained a focus on higher quality investment-grade credits. This detracted from performance as lower quality investment-grade issues outperformed for the overall reporting period. While the Fund’s holdings are primarily investment-grade, the portfolio did include an allocation to high-yield corporate credits. We increased this exposure during the reporting period, which had a positive impact on performance.

The Fund’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund’s shares. In addition, we would like to remind you that the Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION+ as of 09/30/09
Corporate Bonds	97.9%
Commercial Mortgage-Backed Securities	1.1
Short-Term Investments	0.9
Municipal Bond	0.1

LONG-TERM CREDIT ANALYSIS as of 09/30/09
AAA	2.6%
AA	2.2
A	20.8
BBB	71.3
BB	2.9
B or Below	0.2

+ Does not include open long/short futures contracts with an underlying face amount of $68,868,081 with net unrealized depreciation of $247,991. Also does not include open swap contracts with net unrealized depreciation of $120,627.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the fund makes portfolio holdings information available by periodically providing the information on its public web site, www.morganstanley.com/msim. The fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 31 days after the close of the calendar quarter. The fund also provides Top 10 holdings information on the public web site approximately 15 business days following the end of each month.

For more information about web site postings, call 1-800-869-3863.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the “Adviser” and the advisory, sub-advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group average for the one-year period, but better than its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the management fee and total expense ratio were lower than the peer group average. After discussion, the Board concluded that the Fund’s management fee, total expense ratio and performance were competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2009

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Corporate Bonds (95.9%)
	Advertising Agencies (0.4%)
$545	Omnicom Group, Inc.	6.25%	07/15/19	$589,009

	Advertising Services (0.5%)
690	WPP Finance UK (United Kingdom)	8.00	09/15/14	757,668

	Aerospace/Defense (0.2%)
388	Systems 2001 Asset Trust (144A) (Cayman Islands) (a)	6.664	09/15/13	384,976

	Agricultural Chemicals (1.3%)
575	Agrium, Inc. (Canada)	6.75	01/15/19	623,838
430	Mosaic Co. (The) (144A) (a)	7.625	12/01/16	458,915
300	Potash Corp. of Saskatchewan, Inc. (Canada)	4.875	03/30/20	300,266
330	Potash Corp. of Saskatchewan, Inc. (Canada)	5.875	12/01/36	340,032
320	Potash Corp. of Saskatchewan, Inc. (Canada)	6.50	05/15/19	359,269

				2,082,320

	Agricultural Operations (0.5%)
680	Bunge Ltd. Finance Corp.	8.50	06/15/19	785,259

	Airlines (0.2%)
333	America West Airlines LLC (Series 011G) (AMBAC Insd)	7.10	04/02/21	259,924

	Appliances (0.2%)
250	Whirlpool Corp.	8.60	05/01/14	279,923

	Auto-Cars/Light Trucks (0.4%)
540	Daimler Finance North America LLC	8.50	01/18/31	640,672

	Beverages-Non-alcoholic (0.5%)
715	Dr Pepper Snapple Group, Inc.	6.82	05/01/18	814,145

	Beverages-Wine/Spirits (0.3%)
345	Bacardi Ltd. (144A) (Bermuda) (a)	8.20	04/01/19	415,021
95	Constellation Brands, Inc.	7.25	09/01/16	95,000

				510,021

	Brewery (1.6%)
210	Anheuser-Busch Cos., Inc.	5.50	01/15/18	215,098
1,020	Anheuser-Busch InBev Worldwide, Inc. (144A) (a)	5.375	11/15/14	1,089,548
200	Anheuser-Busch InBev Worldwide, Inc. (144A) (a)	7.20	01/15/14	225,379
60	Anheuser-Busch InBev Worldwide, Inc. (144A) (a)	8.20	01/15/39	79,378
780	FBG Finance Ltd. (144A) (Australia) (a)	5.125	06/15/15	814,349

				2,423,752

	Broadcast Service/Program (0.1%)
210	Grupo Televisa SA (Mexico)	6.00	05/15/18	212,028

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
	Building Product-Cement/Aggregation (1.6%)
$895	CRH America, Inc.	6.00%	09/30/16		$918,822
460	CRH America, Inc.	8.125	07/15/18		518,024
430	Holcim US Finance Sarl & Cie SCS (144A) (Luxembourg) (a)	6.00	12/30/19		436,059
260	LAFARGE SA (France)	6.50	07/15/16		260,192
435	LAFARGE SA (France)	7.125	07/15/36		417,465

					2,550,562

	Building-Residential/Commercial (0.5%)
760	Toll Brothers Finance Corp.	6.75	11/01/19		759,039

	Cable/Satellite TV (7.5%)
1,250	Comcast Corp.	5.70	05/15/18		1,316,443
1,080	Comcast Corp.	6.40	05/15/38		1,142,632
685	Comcast Corp.	6.45	03/15/37		727,736
1,475	Comcast Corp.	6.50	01/15/15		1,645,432
1,010	COX Communications, Inc. (144A) (a)	8.375	03/01/39		1,249,793
175	CSC Holdings, Inc.	7.625	07/15/18		178,500
275	DIRECTV Holdings LLC / Financing Co., Inc. (144A) (a)	5.875	10/01/19		274,656
125	DIRECTV Holdings LLC / Financing Co., Inc.	6.375	06/15/15		127,188
895	DIRECTV Holdings LLC / Financing Co., Inc.	7.625	05/15/16		962,125
2,300	Time Warner Cable, Inc.	6.75	07/01/18		2,545,196
390	Time Warner Cable, Inc.	6.75	06/15/39		423,171
300	Time Warner Cable, Inc.	8.25	04/01/19		363,230
520	Time Warner Cable, Inc.	8.75	02/14/19		641,678

					11,597,780

	Commercial Banks Non-U.S. (1.4%)
245	Barclays Bank PLC (144A) (United Kingdom) (a)	6.05	12/04/17		246,953
275	Barclays Bank PLC (United Kingdom)	6.75	05/22/19		308,124
795	HBOS PLC (144A) (United Kingdom) (a)	6.75	05/21/18		709,959
150	Rabobank Nederland (144A) (Netherlands) (a)	11.00 (b)	06/29/49	(c)	184,263
765	Royal Bank of Scotland PLC (The) (144A) (United Kingdom) (a)	4.875	08/25/14		777,596

					2,226,895

	Commercial Banks-Eastern U.S. (0.2%)
255	UBS AG/Stamford Branch (Switzerland)	5.875	12/20/17		261,459

	Consumer Products-Miscellaneous (0.3%)
500	Fortune Brands, Inc.	6.375	06/15/14		520,031

	Containers-Paper/Plastic (0.2%)
260	Sealed Air Corp. (144A) (a)	7.875	06/15/17		274,564

	Data Processing Services (0.4%)
600	Fiserv, Inc.	6.80	11/20/17		663,541

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Diversified Banking Institution (2.1%)
$890	Bank of America Corp.	5.65%	05/01/18	$880,251
125	Bank of America Corp.	7.625	06/01/19	141,095
170	Citigroup, Inc. (See Note 5)	5.875	05/29/37	148,692
30	Citigroup, Inc. (See Note 5)	8.125	07/15/39	33,683
1,190	Citigroup, Inc. (See Note 5)	8.50	05/22/19	1,345,576
565	Goldman Sachs Group, Inc. (The)	6.15	04/01/18	595,314
180	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	186,358

				3,330,969

	Diversified Financial Service (0.9%)
1,450	General Electric Capital Corp.	5.625	05/01/18	1,445,470

	Diversified Manufactured Operation (0.6%)
350	ITT Corp.	6.125	05/01/19	380,065
480	Tyco Electronics Group SA (Luxembourg)	5.95	01/15/14	500,230

				880,295

	Diversified Minerals (2.0%)
645	Rio Tinto Finance USA Ltd. (Australia)	6.50	07/15/18	694,762
500	Rio Tinto Finance USA Ltd. (Australia)	9.00	05/01/19	614,821
275	Teck Resources Ltd. (Canada)	10.25	05/15/16	312,125
395	Vale Overseas Ltd. (Cayman Islands)	5.625	09/15/19	403,761
1,090	Vale Overseas Ltd. (Cayman Islands)	6.875	11/21/36	1,130,364

				3,155,833

	Electric Utilities (0.3%)
405	FirstEnergy Solutions Corp. (144A) (a)	6.05	08/15/21	419,399

	Electric-Generation (0.5%)
760	AES Corp. (The)	8.00	06/01/20	758,100

	Electric-Integrated (9.7%)
1,000	Consumers Energy Co.	5.80	09/15/35	1,023,833
1,330	Dominion Resources, Inc.	7.00	06/15/38	1,588,994
530	DTE Energy Co.	7.625	05/15/14	585,591
300	Entergy Gulf States Louisiana LLC	5.59	10/01/24	300,073
300	Entergy Gulf States Louisiana LLC	6.00	05/01/18	315,656
2,275	Exelon Generation Co. LLC	6.25	10/01/39	2,329,939
1,060	FirstEnergy Solutions Corp. (144A) (a)	6.80	08/15/39	1,127,242
215	Indianapolis Power & Light Co. (144A) (a)	6.30	07/01/13	232,425
840	Nevada Power Co. (Series V)	7.125	03/15/19	957,146
460	Nisource Finance Corp.	6.80	01/15/19	471,761
1,510	Ohio Power Co. (Series K)	6.00	06/01/16	1,626,866
380	Oncor Electric Delivery Co.	6.80	09/01/18	437,982
1,170	PPL Energy Supply LLC	6.50	05/01/18	1,262,822
825	Progress Energy, Inc.	7.05	03/15/19	962,282

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$640	PSEG Power LLC	8.625%	04/15/31	$868,094
635	Southwestern Public Service Co. (Series G)	8.75	12/01/18	803,655
140	Toledo Edison Co. (The)	7.25	05/01/20	165,187

				15,059,548

	Electronic Measuring Instrument (0.3%)
395	Agilent Technologies, Inc.	5.50	09/14/15	406,823

	Finance-Consumer Loans (0.7%)
1,280	SLM Corp. (Series A)	5.00	10/01/13	1,019,827

	Finance-Credit Card (1.3%)
360	American Express Credit Corp. (Series C)	7.30	08/20/13	399,577
1,000	Capital One Bank USA NA	8.80	07/15/19	1,157,917
425	Discover Financial Services	10.25	07/15/19	487,218

				2,044,712

	Finance-Investment Banker/Broker (0.9%)
705	Macquarie Group Ltd. (144A) (Australia) (a)	7.625	08/13/19	757,511
555	Merrill Lynch & Co., Inc. (MTN)	6.875	04/25/18	584,636

				1,342,147

	Finance-Mortgage Loan/Banker (0.4%)
600	Countrywide Financial Corp.	6.25	05/15/16	601,753

	Food-Miscellaneous/Diversified (2.7%)
730	ConAgra Foods, Inc.	7.00	10/01/28	809,856
585	ConAgra Foods, Inc.	8.25	09/15/30	738,688
1,695	Kraft Foods, Inc.	6.125	08/23/18	1,800,961
80	Kraft Foods, Inc.	6.875	02/01/38	88,359
505	Kraft Foods, Inc.	6.875	01/26/39	556,962
235	Kraft Foods, Inc.	7.00	08/11/37	262,630

				4,257,456

	Food-Retail (1.0%)
546	Delhaize America, Inc.	9.00	04/15/31	720,385
735	Kroger Co. (The)	6.40	08/15/17	814,513

				1,534,898

	Gas-Distribution (0.2%)
215	Florida Gas Transmission Co. LLC (144A) (a)	7.90	05/15/19	256,926

	Gold Mining (0.9%)
1,440	Newmont Mining Corp.	6.25	10/01/39	1,435,042

	Independent Power Producer (0.1%)
170	NRG Energy, Inc.	8.50	06/15/19	171,063

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
	Instruments-Scientific (0.4%)
$605	Fisher Scientific International, Inc.	6.125%	07/01/15		$628,557

	Investment Management/Advisor Services (0.7%)
495	Ameriprise Financial, Inc.	7.30	06/28/19		546,639
500	Blackstone Holdings Finance Co. LLC (144A) (a)	6.625	08/15/19		507,909

					1,054,548

	Life/Health Insurance (2.5%)
375	Aflac, Inc.	8.50	05/15/19		447,789
430	Lincoln National Corp.	8.75	07/01/19		498,165
410	Principal Financial Group, Inc.	8.875	05/15/19		492,075
895	Prudential Financial, Inc. (Series D)	4.75	09/17/15		889,860
285	Prudential Financial, Inc. (Series D)	6.625	12/01/37		291,968
1,070	Prudential Financial, Inc. (Series D)	7.375	06/15/19		1,196,238

					3,816,095

	Medical Products (0.1%)
145	Hospira, Inc. (Series G)	6.40	05/15/15		161,412

	Medical-Biomedical/Genetics (0.4%)
560	Biogen Idec, Inc.	6.875	03/01/18		615,779

	Medical-Generic Drugs (0.2%)
330	Watson Pharmaceuticals, Inc.	6.125	08/15/19		347,704

	Medical-HMO (0.4%)
368	UnitedHealth Group, Inc.	5.80	03/15/36		358,049
320	UnitedHealth Group, Inc.	6.00	02/15/18		336,824

					694,873

	Medical-Hospitals (0.3%)
175	HCA, Inc. (144A) (a)	8.50	04/15/19		183,750
245	Tenet Healthcare Corp.	7.375	02/01/13		243,775

					427,525

	Metal-Aluminum (0.5%)
200	Alcoa, Inc.	5.87	02/23/22		173,761
610	Alcoa, Inc.	6.75	07/15/18		612,518

					786,279

	Multi-line Insurance (2.5%)
740	American Financial Group, Inc.	9.875	06/15/19		814,178
720	Catlin Insurance Co. Ltd. (144A) (Bermuda) (a)	7.249 (b)	12/31/49	(c)	486,000
830	Farmers Insurance Exchange (144A) (a)	8.625	05/01/24		857,880
365	MetLife, Inc.	6.75	06/01/16		407,895
130	MetLife, Inc.	7.717	02/15/19		153,309

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$560	MetLife, Inc.	10.75%	08/01/39	$676,453
500	XL Capital Ltd. (Cayman Islands)	5.25	09/15/14	491,362

				3,887,077

	Multimedia (4.7%)
920	News America, Inc.	6.40	12/15/35	931,026
810	News America, Inc.	6.65	11/15/37	846,509
210	News America, Inc.	7.85	03/01/39	246,609
2,720	Time Warner, Inc.	5.875	11/15/16	2,888,526
85	Time Warner, Inc.	6.50	11/15/36	87,256
375	Time Warner, Inc.	7.70	05/01/32	425,248
135	Viacom, Inc.	5.625	09/15/19	137,475
1,185	Viacom, Inc.	6.875	04/30/36	1,255,749
440	Vivendi (144A) (France) (a)	6.625	04/04/18	473,737

				7,292,135

	Office Automation & Equipment (0.8%)
1,060	Xerox Corp.	6.35	05/15/18	1,103,808
75	Xerox Corp.	8.25	05/15/14	85,334

				1,189,142

	Oil Company-Exploration & Production (4.9%)
950	Canadian Natural Resources Ltd. (Canada)	6.25	03/15/38	1,015,540
385	Chesapeake Energy Corp.	7.625	07/15/13	384,519
1,570	EnCana Corp. (Canada)	6.50	02/01/38	1,690,998
190	Gaz Capital SA (144A) (Luxembourg) (a)	6.51	03/07/22	175,047
210	Newfield Exploration Co.	7.125	05/15/18	210,525
825	Nexen, Inc. (Canada)	7.50	07/30/39	901,171
105	Pioneer Natural Resources Co.	6.65	03/15/17	100,446
700	Questar Market Resources, Inc.	6.80	04/01/18	718,785
950	XTO Energy, Inc.	5.50	06/15/18	982,071
1,250	XTO Energy, Inc.	6.50	12/15/18	1,382,373

				7,561,475

	Oil Company-Integrated (2.9%)
590	Cenovus Energy, Inc. (144A) (Canada) (a)	5.70	10/15/19	606,131
490	Hess Corp.	7.125	03/15/33	540,756
525	Hess Corp.	8.125	02/15/19	631,781
405	Husky Energy, Inc. (Canada)	7.25	12/15/19	465,370
1,125	Marathon Oil Corp.	6.00	10/01/17	1,184,330
1,030	Petro-Canada (Canada)	5.95	05/15/35	1,017,388

				4,445,756

	Oil Refining & Marketing (0.5%)
900	Valero Energy Corp.	6.625	06/15/37	806,143

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Oil & Gas Drilling (0.6%)
$800	Transocean, Inc. (Cayman Islands)	6.00%	03/15/18	$856,009

	Oil-Field Services (0.6%)
850	Weatherford International, Inc.	6.35	06/15/17	905,645

	Paper & Related Products (1.4%)
75	Georgia-Pacific LLC (144A) (a)	8.25	05/01/16	78,188
520	International Paper Co.	7.50	08/15/21	552,065
660	International Paper Co.	9.375	05/15/19	774,062
775	MeadWestvaco Corp.	7.375	09/01/19	813,281

				2,217,596

	Pharmacy Services (0.7%)
935	Medco Health Solutions, Inc.	7.125	03/15/18	1,061,159

	Pipelines (6.8%)
285	CenterPoint Energy Resources Corp.	6.25	02/01/37	275,069
305	CenterPoint Energy Resources Corp. (Series B)	7.875	04/01/13	343,712
443	Colorado Interstate Gas Co.	6.80	11/15/15	494,851
740	Energy Transfer Partners LP	8.50	04/15/14	855,920
570	Energy Transfer Partners LP	9.00	04/15/19	686,491
1,615	Enterprise Products Operating LLC (Series G)	5.60	10/15/14	1,722,050
415	Kinder Morgan Energy Partners LP	5.85	09/15/12	447,429
610	Kinder Morgan Energy Partners LP	5.95	02/15/18	639,183
355	Kinder Morgan Energy Partners LP	6.85	02/15/20	388,472
980	Kinder Morgan Finance Co. ULC (Canada)	5.70	01/05/16	938,350
1,090	Plains All American Pipeline LP / PAA Finance Corp.	6.70	05/15/36	1,143,650
1,025	Texas Eastern Transmission LP	7.00	07/15/32	1,182,852
470	Transcontinental Gas Pipe Line Co. LLC (Series B)	8.875	07/15/12	542,214
800	Williams Cos., Inc. (The)	8.75	01/15/20	921,325

				10,581,568

	Property Trust (0.5%)
750	WEA Finance LLC / WT Finance Aust Pty Ltd. (144A) (a)	6.75	09/02/19	759,985

	Real Estate Operation/Development (0.4%)
510	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	439,349
125	Brookfield Asset Management, Inc. (Canada)	7.125	06/15/12	126,303

				565,652

	Reinsurance (0.3%)
500	Platinum Underwriters Finance, Inc. (Series B)	7.50	06/01/17	480,969

	REITS-Apartments (0.8%)
725	AvalonBay Communities, Inc. (MTN)	5.50	01/15/12	756,440
470	AvalonBay Communities, Inc. (MTN)	6.10	03/15/20	485,342

				1,241,782

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
	REITS-Office Property (0.2%)
$370	Mack-Cali Realty Corp.	7.75%	08/15/19		$381,901

	REITS-Regional Malls (0.3%)
420	Simon Property Group LP	6.75	05/15/14		450,889

	Retail-Building Products (0.7%)
1,050	Home Depot, Inc. (The )	5.875	12/16/36		1,022,111

	Retail-Drug Store (1.4%)
375	CVS Caremark Corp.	6.60	03/15/19		423,482
935	CVS Pass-Through Trust	6.036	12/10/28		903,452
823	CVS Pass-Through Trust (144A) (a)	8.353	07/10/31		918,168

					2,245,102

	Retail-Regional Department Store (0.4%)
485	Kohl’s Corp.	6.875	12/15/37		544,105

	Retail-Restaurants (0.7%)
130	Yum! Brands, Inc.	6.25	03/15/18		140,288
825	Yum! Brands, Inc.	6.875	11/15/37		916,967

					1,057,255

	Satellite Telecommunication (0.1%)
180	Intelsat Subsidiary Holding Co. Ltd. (Bermuda)	8.50	01/15/13		183,150

	Semiconductor Equipment (0.4%)
550	Kla-Tencor Corp.	6.90	05/01/18		575,826

	Special Purpose Entity (0.8%)
645	AIG SunAmerica Global Financing (144A) (a)	6.30	05/10/11		636,100
205	Farmers Exchange Capital (144A) (a)	7.05	07/15/28		183,984
400	Harley-Davidson Funding Corp. (144A) (a)	6.80	06/15/18		390,137
750	Two-Rock Pass Through Trust (144A) (Bermuda) (a)	1.401 (b)	12/31/49	(c)	2,437

					1,212,658

	Steel-Producers (1.2%)
1,635	ArcelorMittal (Luxembourg)	9.85	06/01/19		1,937,027

	Super-Regional Banks-U.S. (0.5%)
555	Capital One Financial Corp.	6.75	09/15/17		589,920
220	Wells Fargo & Co.	5.625	12/11/17		231,465

					821,385

	Telecom Equipment Fiber Optics (0.3%)
325	Corning, Inc.	6.625	05/15/19		356,182
135	Corning, Inc.	7.25	08/15/36		142,868

					499,050

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Telecommunication Services (0.5%)
$525	Qwest Corp.	6.50%	06/01/17	$496,125
150	Qwest Corp.	6.875	09/15/33	122,250
180	SBA Telecommunications, Inc. (144A) (a)	8.25	08/15/19	186,300

				804,675

	Telephone-Integrated (8.2%)
1,465	AT&T Corp.	8.00	11/15/31	1,830,702
1,525	AT&T, Inc.	6.15	09/15/34	1,563,515
420	CenturyTel, Inc.	6.00	04/01/17	426,721
210	CenturyTel, Inc. (Series Q)	6.15	09/15/19	211,013
435	Citizens Communications Co.	7.125	03/15/19	412,163
335	Deutsche Telekom International Finance BV (Netherlands)	6.75	08/20/18	375,714
1,505	Deutsche Telekom International Finance BV (Netherlands)	8.75 (b)	06/15/30	1,954,288
565	Telecom Italia Capital SA (Luxembourg)	4.95	09/30/14	585,295
240	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	265,657
1,585	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	1,771,759
1,835	Telefonica Europe BV (Netherlands)	8.25	09/15/30	2,382,918
840	Verizon Communications, Inc.	5.50	02/15/18	882,176
100	Verizon Communications, Inc.	8.95	03/01/39	137,431

				12,799,352

	Television (0.5%)
680	CBS Corp.	8.875	05/15/19	751,230

	Tobacco (2.2%)
895	Altria Group, Inc.	9.25	08/06/19	1,095,509
390	Altria Group, Inc.	9.70	11/10/18	485,174
685	Altria Group, Inc.	10.20	02/06/39	953,615
245	BAT International Finance PLC (144A) (United Kingdom) (a)	9.50	11/15/18	318,288
565	Lorillard Tobacco Co.	8.125	06/23/19	642,307

				3,494,893

	Transport-Rail (0.7%)
615	Union Pacific Corp.	6.125	02/15/20	688,928
290	Union Pacific Corp.	7.875	01/15/19	360,170

				1,049,098

	Total Corporate Bonds (Cost $138,233,049)			148,928,401

	Commercial Mortgage-Backed Securities (1.1%)
375	Bear Stearns Commercial Mortgage Securities 2007-T26 A4	5.471	01/12/45	348,495
630	LB-UBS Commercial Mortgage Trust 2005-C3 A5	4.739	07/15/30	607,884

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$490	LB-UBS Commercial Mortgage Trust 2006-C1 A4	5.156%	02/15/31	$462,096
250	LB-UBS Commercial Mortgage Trust 2006-C6 A4	5.372	09/15/39	228,233

	Total Commercial Mortgage-Backed Securities (Cost $1,503,936)			1,646,708

	Municipal Bond (0.1%)
	Transportation
190	Illinois State Toll Highway Authority (The) 2009 (Series A) (Cost $190,000)	6.184	01/01/34	213,602

	Short-Term Investments (0.8%)
	U.S. Government Obligations (d) (e)
1,335	U.S. Treasury Bills (Cost $1,334,581)	0.219 – 0.27	11/12/09	1,334,581

	Total Investments (Cost $141,261,566) (f) (g)		97.9%	152,123,292

	Other Assets in Excess of Liabilities		2.1	3,199,950

	Net Assets		100.0%	$155,323,242

AMBAC	AMBAC Assurance Corporation.
MTN	Medium Term Note.
(a)	Resale is restricted to qualified institutional investors.
(b)	Floating rate security, rate shown is the rate in effect at September 30, 2009.
(c)	Security issued with perpetual maturity.
(d)	Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(e)	A portion of this security has been physically segregated in connection with open futures contracts.
(f)	Securities have been designated as collateral in connection with open futures and swap contracts.
(g)	The aggregate cost for federal income tax purposes is $141,457,864. The aggregate gross unrealized appreciation is $12,119,225 and the aggregate gross unrealized depreciation is $1,453,797 resulting in net unrealized appreciation of $10,665,428.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2009 continued

Futures Contracts Open at September 30, 2009:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
72	Long	U.S. Treasury Notes 2 Year, December 2009	$15,621,751	$82,632
114	Long	U.S. Treasury Notes 5 Year, December 2009	13,234,688	157,727
122	Short	U.S. Treasury Bonds 30 Year, December 2009	(14,807,750)	(289,670)
213	Short	U.S. Treasury Notes 10 Year, December 2009	(25,203,892)	(198,680)

		Net Unrealized Depreciation		$(247,991)

Credit Default Swap Contracts Open at September 30, 2009:

								CREDIT
		NOTIONAL			UNREALIZED			RATING OF
SWAP COUNTERPARTY &	BUY/SELL	AMOUNT	INTEREST	TERMINATION	APPRECIATION	UPFRONT		REFERENCE
REFERENCE OBLIGATION	PROTECTION	(000’s)	RATE	DATE	(DEPRECIATION)	PAYMENTS	VALUE	OBLIGATION+
								(unaudited)
Bank of America, N.A. Carnival Corp.	Buy	$605	1.57%	March 20, 2018	$(15,637)	$—	$(15,637)	A-
Bank of America, N.A. Centurytel Inc.	Buy	395	0.88	September 20, 2017	(1,202)	—	(1,202)	BBB
Goldman Sachs International Sealed Air Corp.	Buy	250	1.08	March 20, 2018	3,643	—	3,643	BBB-
Bank of America, N.A. Toll Brothers Inc.	Buy	770	2.90	March 20, 2013	(47,895)	—	(47,895)	BBB-
Bank of America, N.A. Tyco Electronics Ltd.	Buy	385	5.00	June 20, 2014	(53,259)	(16,174)	(69,433)	BBB-
Barclays Bank Whirlpool Corp.	Buy	250	1.00	June 20, 2014	(6,277)	13,480	7,203	BBB-

Total Credit Default Swaps		$2,655			$(120,627)	$(2,694)	$(123,321)

+	Credit rating issued by Standard and Poor’s.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Financial Statements

Statement of Assets and Liabilities
September 30, 2009

Assets:
Investments in securities, at value (cost $139,851,499)	$150,595,341
Investment in affiliate, at value (cost $1,410,067)	1,527,951
Unrealized appreciation on open swap contracts	3,643
Cash	1,206,216
Receivable for:
Interest	2,431,430
Investments sold	1,943,115
Variation margin	56,340
Premium paid on open swap contract	13,480
Swap contracts termination	1,517
Prepaid expenses and other assets	14,676

Total Assets	157,793,709

Liabilities:
Unrealized depreciation on open swap contracts	124,270
Payable for:
Investments purchased	2,121,775
Investment advisory fee	58,312
Premium received on open swap contract	16,174
Administration fee	11,107
Transfer agent fee	4,114
Periodic interest on open swap contracts	1,705
Accrued expenses and other payables	133,010

Total Liabilities	2,470,467

Net Assets	$155,323,242

Composition of Net Assets:
Paid-in-capital	$172,353,955
Net unrealized appreciation	10,493,108
Accumulated undistributed net investment income	1,253,105
Accumulated net realized loss	(28,776,926)

Net Assets	$155,323,242

Net Asset Value Per Share 9,028,744 shares outstanding (15,000,000 shares authorized of $.01 par value)	$17.20

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Financial Statements continued

Statement of Operations
For the year ended September 30, 2009

Net Investment Income:
Income
Interest	$8,756,992
Interest and dividends from affiliates	83,086
Dividends	15,622

Total Income	8,855,700

Expenses
Investment advisory fee	573,243
Administration fee	109,189
Professional fees	87,264
Shareholder reports and notices	47,979
Transfer agent fees and expenses	24,969
Directors’ fees and expenses	9,417
Custodian fees	8,000
Other	57,179

Total Expenses	917,240

Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(6,678)

Net Expenses	910,562

Net Investment Income	7,945,138

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(7,220,582)
Futures contracts	(5,713,313)
Swap contracts	12,434,823
Foreign currency translation	(211)

Net Realized Loss	(499,283)

Change in Unrealized Appreciation/Depreciation on:
Investments	27,810,675
Investments in affiliates	117,884
Futures contracts	(673,927)
Swap contracts	(5,064,852)
Foreign currency translation	1,055

Net Change in Unrealized Appreciation/Depreciation	22,190,835

Net Gain	21,691,552

Net Increase	$29,636,690

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	SEPTEMBER 30, 2009	SEPTEMBER 30, 2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$7,945,138	$7,892,388
Net realized loss	(499,283)	(7,046,827)
Net change in unrealized appreciation/depreciation	22,190,835	(12,871,644)

Net Increase (Decrease)	29,636,690	(12,026,083)

Dividends to shareholders from net investment income	(7,976,767)	(8,521,810)
Decrease from capital stock transactions	(1,879,750)	(3,378,686)

Net Increase (Decrease)	19,780,173	(23,926,579)
Net Assets:
Beginning of period	135,543,069	159,469,648

End of Period (Including accumulated undistributed net investment income of $1,253,105 and $247,152, respectively)	$155,323,242	$135,543,069

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2009

1. Organization and Accounting Policies
Morgan Stanley Income Securities Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide as high a level of current income for distribution to shareholders as is consistent with prudent investment risk and, as a secondary objective, capital appreciation. The Fund was organized as a Maryland corporation on December 21, 1972 and commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Directors. The price provided by a pricing service takes into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) credit default/interest rate swaps are marked-to-market daily based upon quotations from market makers; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the market quotations are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors; (6) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2009 continued

fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (“forward contracts”) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on forward contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Swaps — The Fund may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2009 continued

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Fund accrues for the periodic fees on credit default swaps on a daily basis as earned with the net amount accrued recorded within realized gains/losses on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

The Fund may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations. Risk may arise as a result of the potential inability of the counterparties to meet the terms of the contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2009 continued

adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

F. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended September 30, 2009, remains subject to examination by taxing authorities.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Subsequent Events — The Fund adopted provisions surrounding Subsequent Events as of September 30, 2009. The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through November 24, 2009, the date of issuance of these financial statements.

2. Fair Valuation Measurements
The Fund adopted the new guidance related to Fair Value Measurements and Disclosures effective October 1, 2008. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. Fair Value Measurements and Disclosures establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2009 continued

the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2009 USING
		UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Assets:
Commercial Mortgage-Backed Securities	$1,646,708	—	$1,646,708	—
Corporate Bonds	148,928,401	—	148,928,401	—
Municipal Bonds	213,602	—	213,602	—
Short-Term Investments — U.S. Government Obligations	1,334,581	—	1,334,581	—
Futures	240,359	$240,359	—	—
Swaps	3,643	—	3,643	—

Total	$152,367,294	$240,359	$152,126,935	—

Liabilities:
Futures	$(488,350)	$(488,350)	—	—
Swaps	(124,270)	—	$(124,270)	—

Total	$(612,620)	$(488,350)	$(124,270)	—

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2009 continued

INVESTMENTS IN
SECURITIES
Beginning Balance	$106,022
Net purchases (sales)	(132,435)
Transfers in and/or out	—
Change in unrealized appreciation/depreciation	1,858,793
Realized gains (losses)	(1,832,380)

Ending Balance	$0

Net change in unrealized appreciation/depreciation from investments still held as of September 30, 2009	—

On April 9, 2009, FASB issued additional guidance related to Fair Value Measurements and Disclosures. This guidance provides clarification for estimating fair value in accordance with Fair Value Measurements and Disclosures, when the volume and level of activity for the asset or liability have significantly decreased. The new guidance also required additional disaggregation of the current required Fair Value Measurements and Disclosures, and is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the new guidance as of September 30, 2009 and it did not have a material impact on the Fund’s financial statements.
3. Derivative Financial Instruments
The Fund adopted new guidance enhancing disclosure related to Derivative Instruments and Hedging Activities, effective April 1, 2009. The new guidance is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2009 continued

Forward Foreign Currency Contracts  The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

There were no transactions in forward foreign currency contracts for the year ended September 30, 2009.

Futures  To hedge against adverse interest rate and market risks, the Fund may enter into interest rate and swap futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Transactions in futures contracts for the year ended September 30, 2009, were as follows:

NUMBER OF
CONTRACTS

Futures, outstanding at beginning of the period	576
Futures opened	3,562
Futures closed	(3,617)

Futures, outstanding at end of the period	521

Swaps  The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

The Fund may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. Credit default swaps may involve greater risks than if the Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2009 continued

obligation received by the Fund coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Fund.

Transactions in swap contracts for the year ended September 30, 2009, were as follows:

	NOTIONAL	NOTIONAL
	AMOUNT	AMOUNT
	(000’S)	(000’S)

Swaps, outstanding at beginning of period	$236,914	EUR 52,613
Swaps opened	180,618	17,519
Swaps closed	(414,877)	(70,132)

Swaps, outstanding at end of period	$2,655	EUR 0

Currency Abbreviation:

EUR	Euro.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2009.

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
PRIMARY RISK EXPOSURE	BALANCE SHEET LOCATION	FAIR VALUE		BALANCE SHEET LOCATION	FAIR VALUE

Interest Rate Risk	Variation margin	$240,359	†	Variation margin	$(488,350)†
Credit Risk	Unrealized appreciation on open swap contracts	3,643		Unrealized depreciation on open swap contracts	(124,270)

		$244,002			$(612,620)

†	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the year ended September 30, 2009.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS

Interest Rate Risk	$(5,713,313)	$12,516,768
Credit Risk	—	(81,945)

	$(5,713,313)	$12,434,823

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS

Interest Rate Risk	$(673,927)	$(5,526,839)
Credit Risk	—	461,987

	$(673,927)	$(5,064,852)

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2009 continued

4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business week: 0.42% to the portion of the average weekly net assets not exceeding $500 million and 0.35% to the portion of the average weekly net assets exceeding $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s average weekly net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Effective February 24, 2009, the Investment Adviser entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Morgan Stanley Investment Management Limited (the “Sub-Adviser”). Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with investment advisory services, subject to the overall supervision of the Investment Adviser and the Fund’s Officers and Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund. Effective September 24, 2009, the Sub-Advisory Agreement was terminated and services previously provided by the Sub-Adviser are now being provided by the Investment Adviser.

5. Security Transactions and Transactions with Affiliates
The Fund invested in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the year ended September 30, 2009, advisory fees paid were reduced by $6,678 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are included in “interest and dividends from affiliates” in the Statement of Operations and totaled $53,985 for the year ended September 30, 2009. During the year ended September 30, 2009, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $66,565,466 and $71,869,066, respectively.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2009 continued

The cost of purchases and proceeds from sales/maturities/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2009 aggregated $98,487,798 and $95,100,538, respectively. Included in the aforementioned are purchases and sales/maturities/prepayments of U.S. Government securities of $723,417 and $759,809, respectively.

The Fund had the following transactions with Citigroup, Inc., an affiliate of the Investment Adviser, Administrator and Distributor for the period June 1, 2009 (the date on which Citigroup, Inc. became an affiliate) through September 30, 2009:

PURCHASES	SALES/MATURITIES	NET REALIZED GAIN	INCOME	VALUE
$442,833	—	—	$29,101	$1,527,951

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2009, included in “directors’ fees and expenses” in the Statement of Operations amounted to $6,001. At September 30, 2009, the Fund had an accrued pension liability of $58,860, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2009 continued

6. Capital Stock
Transactions in capital stock were as follows:

			CAPITAL
			PAID IN
		PAR VALUE	EXCESS OF
	SHARES	OF SHARES	PAR VALUE
Balance, September 30, 2007	9,409,604	$94,094	$177,530,092
Shares repurchased (weighted average discount 9.52%)@	(231,960)	(2,320)	(3,376,379)

Balance, September 30, 2008	9,177,644	91,774	174,153,713
Shares repurchased (weighted average discount 10.44%)@	(148,900)	(1,489)	(1,878,261)
Reclassification due to permanent book/tax differences	—	—	(11,782)

Balance, September 30, 2009	9,028,744	$90,285	$172,263,670

The Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

@	The Directors have voted to retire the shares purchased.

7. Dividends
The Fund declared the following dividends from net investment income:

AMOUNT	RECORD	PAYABLE
PER SHARE	DATE	DATE
$0.08	October 23, 2009	October 30, 2009

8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	SEPTEMBER 30, 2009	SEPTEMBER 30, 2008
Ordinary income	$7,976,767	$8,521,810

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2009 continued

As of September 30, 2009, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income	$1,509,061
Undistributed long-term gains	—

Net accumulated earnings	1,509,061
Capital loss carryforward	(29,024,917)
Temporary differences	(59,658)
Net unrealized appreciation	10,544,801

Total accumulated losses	$(17,030,713)

As of September 30, 2009, the Fund had a net capital loss carryforward of $29,024,917, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule:

AMOUNT	EXPIRATION
$5,407,105	September 30, 2010
9,541,352	September 30, 2011
4,058,277	September 30, 2016
10,018,183	September 30, 2017

As of September 30, 2009, the Fund had temporary book/tax differences primarily attributable to book amortization of premiums on debt securities and mark-to-market of open futures contracts.

Permanent differences, primarily due to losses on paydowns and foreign currency, gains on swaps and tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at September 30, 2009:

ACCUMULATED
UNDISTRIBUTED	ACCUMULATED
NET INVESTMENT INCOME	NET REALIZED LOSS	PAID-IN-CAPITAL
$1,037,582	$(1,025,800)	$(11,782)

Morgan Stanley Income Securities Inc.
Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE YEAR ENDED SEPTEMBER 30,
	2009	2008	2007	2006	2005
Selected Per Share Data:
Net asset value, beginning of period	$14.77	$16.95	$17.14	$17.35	$17.59

Income (Loss) from Investment Operations:
Net investment income:(1)	0.88	0.85	0.82	0.83	0.87
Net realized and unrealized gain (loss)	2.41	(2.15)	(0.12)	(0.16)	(0.18)

Total income (loss) from investment operations	3.29	(1.30)	0.70	0.67	0.69

Less dividends from net investment income	(0.88)	(0.92)	(0.93)	(0.95)	(0.98)

Anti-dilutive effect of acquiring treasury shares(1)	0.02	0.04	0.04	0.07	0.05

Net asset value, end of period	$17.20	$14.77	$16.95	$17.14	$17.35

Market Value, end of period	$16.39	$12.27	$15.33	$16.07	$15.84

Total Return(2)	42.12%	(14.88)%	1.14%	7.88%	4.92%
Ratios to Average Net Assets:
Total expenses (before expense offset)	0.67%(3)	0.68%(3)	0.69%(3)	0.68%	0.68%
Net investment income	5.82%(3)	5.12%(3)	4.85%(3)	4.88%	4.96%
Rebate from Morgan Stanley affiliate	0.00%(4)	0.00%(4)	0.00%(4)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$155,323	$135,543	$159,470	$166,862	$177,341
Portfolio turnover rate	73%	66%	46%	59%	58%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(4)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Income Securities Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Income Securities Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Income Securities Inc. as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 24, 2009

Morgan Stanley Income Securities Inc.
Shareholder Voting Results (unaudited)

On December 12, 2008, an annual meeting of the Fund’s shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all Shareholders:

	Number of Shares
	For	Withheld	Abstain
Frank L. Bowman	7,240,893	335,151	0
Michael Bozic	7,240,000	336,044	0
Kathleen A. Dennis	7,239,460	336,584	0
James F. Higgins	7,238,703	337,341	0
Manuel H. Johnson	7,243,145	332,899	0
Joseph J. Kearns	7,240,133	335,911	0
Michael F. Klein	7,237,440	338,604	0
Michael E. Nugent	7,233,288	342,756	0
W. Allen Reed	7,238,836	337,208	0
Fergus Reid	7,234,659	341,385	0

Morgan Stanley Income Securities Inc.
Portfolio Management (unaudited)

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Virginia Keehan, Vice President of the Investment Adviser, Joseph Mehlman, Executive Director of the Investment Adviser and Christian G. Roth, Managing Director of the Investment Adviser.

Ms. Keehan has been associated with the Investment Adviser in an investment management capacity since 2004 and began managing the Fund in November 2008. Mr. Mehlman has been associated with the Investment Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008. Mr. Roth has been associated with the Investment Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.

Morgan Stanley Income Securities Inc.
Revised Investment Policy (unaudited)

The Fund has amended and restated its policy on derivatives to permit it to invest in the derivative investments discussed below.

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures.  A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options.  If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Fund. If a Fund

Morgan Stanley Income Securities Inc.
Revised Investment Policy (unaudited) continued

sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps.  A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security and commonly referred to as “credit default swaps”. Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

Foreign Currency Forward Contracts.  In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for

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Revised Investment Policy (unaudited) continued

hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Mortgage Derivatives.  Mortgage derivatives derive their value from the value of underlying mortgages. Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers of the underlying mortgages. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways including “inverse only (“IO”)” classes and “inverse IO” classes. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO. The principal and interest on the Mortgage Assets comprising a CMO) may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these

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Revised Investment Policy (unaudited) continued

tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs. It is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing that is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. lOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decrease. If the Fund invests in SMBSs and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Morgan Stanley Income Securities Inc.
Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of the Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time.

Plan benefits

• Add to your account
You may increase your shares in the Fund easily and automatically with the Plan.

• Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

• Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at morganstanley.com/im.

• Safekeeping
The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

If you choose to participate in the Plan, whenever the Fund declares a distribution, it will be invested in additional shares of the Fund that are purchased in the open market.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting morganstanley.com/im, calling toll-free (888) 421-4015 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Please include the Fund name and account number and ensure that all shareholders listed on the account sign the written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the

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Dividend Reinvestment Plan (unaudited) continued

“record date,” which is generally one week before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the Plan
There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan’s fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications
The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or capital gains distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for Information concerning their individual situation.

How to withdraw from the Plan
To withdraw from the Plan, please visit morganstanley.com/im or call (888) 421-4015 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rl 02940-3078

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.	If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

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Dividend Reinvestment Plan (unaudited) continued

3.	You may sell your shares through your financial advisor through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Fund and Computershare Trust Company, N.A. at any time may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 888-421-4015 or visit morganstanley.com/im.

Morgan Stanley Income Securities Inc.
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

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An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

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An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

4.	How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies – such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (888) 421-4015 Monday – Friday between 9a.m. and 6p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Closed-End Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In

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An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited)

Independent Directors:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Director	Registrant	Served*	During Past 5 Years	Director**	Held by Independent Director

Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator–Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Director	Registrant	Served*	During Past 5 Years	Director**	Held by Independent Director

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

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Director and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Director	Registrant	Served*	During Past 5 Years	Director**	Held by Independent Director

Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.
W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Director	Registrant	Served*	During Past 5 Years	Director**	Held by Independent Director

Fergus Reid (77) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Director:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Interested	Other Directorships
Interested Director	Registrant	Served*	During Past 5 Years	Director**	Held by Interested Trustee

James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) (the “Retail Funds”) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”).
**	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).
†	For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

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Director and Officer Information (unaudited) continued

Executive Officers:

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited) continued

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Goverance Listing Standards was submitted to the Exchange on January 7, 2009.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

(This Page Intentionally Left Blank)

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Income Securities Inc.
NYSE: ICB

Annual Report

September 30, 2009

ICBANN
IU09-05009P-Y11/09

Item 2. Code of Ethics.
(a) The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.
(b) No information need be disclosed pursuant to this paragraph.
(c) Not applicable.
(d) Not applicable.
(e) Not applicable.
(f)
    (1) The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.
    (2) Not applicable.
    (3) Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2

2009	Registrant			Covered Entities(1)
Audit Fees		$38,150		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,418,000	(2)
Tax Fees		$6,475	(3)	$881,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$6,475		$7,299,000

Total		$44,625		$7,299,000

2008	Registrant			Covered Entities(1)
Audit Fees		$38,150		N/A

Non-Audit Fees
Audit-Related Fees		$325	(2)	$4,555,000	(2)
Tax Fees		$6,175	(3)	$747,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$6,500		$5,302,000

Total		$44,650		$5,302,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

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(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
APPENDIX A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS
AS ADOPTED AND AMENDED JULY 23, 2004,1
     1. Statement of Principles
The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.
The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

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The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
     2. Delegation
As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
     3. Audit Services
The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     4. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

5

not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     5. Tax Services
The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.
Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     6. All Other Services
The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     7. Pre-Approval Fee Levels or Budgeted Amounts
Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.
     8. Procedures
All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be

6

rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
     9. Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
     10. Covered Entities
Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Van Kampen Asset Management
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

7

Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.
(b) Not applicable.
Item 6.
(a) See Item 1.
(b) Not applicable.

8

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund/Trust invests in exclusively non-voting securities and therefore this item is not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
FUND MANAGEMENT
As of the date of this report, the Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Virginia Keehan, Vice President of the Investment Adviser, Joseph Mehlman, Executive Director of the Investment Adviser and Christian G. Roth, Managing Director of the Investment Adviser.
Ms. Keehan has been associated with the Investment Adviser in an investment management capacity since 2004 and began managing the Fund in November 2008. Mr. Mehlman has been associated with the Investment Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008. Mr. Roth has been associated with the Investment Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The following information is as of September 30, 2009:
Ms. Keehman managed four registered investment companies with a total of approximately $1.5 billion in assets; no pooled investment vehicles other than registered investment companies; and four other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1 billion in assets.
Mr. Mehlman managed four registered investment companies with a total of approximately $1.5 billion in assets; no pooled investment vehicles other than registered investment companies; and 33 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $6.1 billion in assets.
Mr. Roth managed six registered investment companies with a total of approximately $1.5 billion in assets; 16 pooled investment vehicles other than registered investment companies with a total of approximately $7.3 billion in assets; and 53 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $15.4 billion in assets. Of these accounts, seven accounts with a total of approximately $1.6 billion in assets, had performance-based fees.
Because the portfolio managers manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
PORTFOLIO MANAGER COMPENSATION STRUCTURE
     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.
     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.
     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
     Discretionary compensation can include:
•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates.

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates.
     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.
•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.
SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
     As of September 30, 2009, the portfolio managers did not own any shares of the Fund.

9

Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum
			(c) Total	Number (or
			Number of	Approximate
			Shares (or	Dollar Value)
			Units)	of Shares (or
	(a) Total		Purchased as	Units) that May
	Number of		Part of Publicly	Yet Be
	Shares (or	(b) Average	Announced	Purchased
	Units)	Price Paid per	Plans or	Under the Plans
Period	Purchased	Share (or Unit)	Programs	or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

10

Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

11

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Income Securities Inc.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
November 19, 2009
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
November 19, 2009
/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 19, 2009

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